EXHIBIT 10.1

FOURTH AMENDMENT TO LEASE AGREEMENT

This FOURTH AMENDMENT TO LEASE AGREEMENT ("Amendment") is entered into as of the 21 day of May    , 2017 (the "Effective Date") by and between RNSI City Place Owner, LLC, a Delaware limited liability company ("Landlord''), and Cejka Search, Inc., a Delaware corporation ("Tenant").

WHEREAS, Landlord (as successor in interest to Cornerstone Opportunity Ventures, LLC) and Tenant are parties to that certain Lease Agreement dated as of February 2, 2007, as amended by that certain First Amendment to Lease Agreement dated September 1, 2007, as amended by that certain Second Amendment to Lease Agreement dated September 26, 2011, and as further amended by that certain Third Amendment to Lease Agreement dated December 2, 2015 (collectively, the "Lease"), for the use and occupancy of certain premises by Tenant known as Suite 300 and constituting 27,051 rentable square feet (the "Demised Premises"), within the office building commonly referred to as CityPlace 4 located at 4 CityPlace Drive, St. Louis, Missouri (the "Building");

WHEREAS, Landlord and Tenant desire to make certain modifications to the Lease as contemplated herein below; and

WHEREAS, words and phrases having defined meanings in the Lease shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

NOW THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties agree as follows:

1.Tenant Improvement Allowance. Notwithstanding anything contained in Paragraph 6 of the Third Amendment to Lease Agreement to the contrary, the Tenant Improvement Allowance may be utilized for costs of Tenant Improvements up to four (4) months after approval of the Tenant Improvements by the City of Creve Coeur.

2.Miscellaneous. This Amendment may be executed in counterparts, all of which shall be construed as an original, and all of which together shall constitute but a single instrument. This Amendment shall be interpreted in accordance with the laws of the State of Missouri. If any portion of this Amendment shall be deemed unenforceable, the remainder of this Amendment shall remain in full force and effect to the fullest extent possible. Except as specifically set forth herein, the Lease remains unchanged. Landlord and Tenant hereby confirm and ratify each and every term of the Lease, including the terms amended pursuant to this Amendment. In the event of an inconsistency between this Amendment and the Lease, and any exhibits, or conditions referred to in the Lease, the terms of this Amendment shall prevail to the extent of the matters addressed herein.

EXHIBIT 10.1

SIGNATURE PAGE TO FOURTH AMENDMENT TO LEASE AGREEMENT

IN WITNESS WHEREOF, Landlord and Tenant have signed and dated this Amendment as of the date first set forth hereinabove.

TENANT:

CEJKA SEARCH, INC.
By: /s/ William Burns
Name: William Burns
Title:    CFO

LANDLORD:

RNSI CITY PLACE OWNER, LLC
By:
Name: Paul A. Stodulski,

Its: Authorized Representative